FOR IMMEDIATE RELEASE

MERUELO MADDUX RECEIVES DELISTING NOTIFICATION FROM NASDAQ

Los Angeles, CA – March 31, 2009 – Meruelo Maddux Properties (NASDAQ: MMPI), a self-managed, full-service real estate company that develops, redevelops and owns commercial and multi-family residential properties, today announced its receipt of a Nasdaq staff determination notice.  The notice stated that the company was not in compliance with Nasdaq Marketplace Rules 4300, 4450(f) and IM-4300 because the company and numerous subsidiaries filed voluntary petitions in California for relief under Chapter 11 of the United States Bankruptcy Code.  Based on the foregoing notice, the company anticipates that its common stock will no longer be listed on The Nasdaq Global Market from and after the opening of business on April 7, 2009.  The company is in discussions with market makers in its common stock about potential quotation of the common stock on the OTC Bulletin Board following delisting from The Nasdaq Global Market.

About Meruelo Maddux Properties

Meruelo Maddux Properties is a self-managed, full-service real estate company that develops, redevelops and owns commercial and residential properties in downtown Los Angeles and other densely populated urban areas in California that are undergoing demographic or economic changes.  Meruelo Maddux Properties is committed to socially responsible investment.  Through its predecessor business, Meruelo Maddux Properties has been investing in urban real estate since 1972.

Safe Harbor Statements

This press release, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “would,” “could,” “should,” “seeks,” “approximately,” “intends,” “plans,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases. Forward-looking statements in this press release include, among others, statements about the delisting of the Company’s common stock by Nasdaq. You should not rely on forward-looking statements since they involve known and unknown risks and liquidity, uncertainties and other factors that are, in some cases, beyond the Company's control and which could materially affect actual results, performances or achievements. The Company’s business, financial condition, liquidity and results of operations may vary materially from those expressed in the Company’s forward-looking statements. You should carefully consider these risks before you make an investment decision with respect to the Company’s common stock, along with the following factors that could cause actual results to vary from the Company’s forward-looking statements: (i) the Company's ability to restructure itself and its affected subsidiaries timely and on favorable terms or at all, (ii) the costs and delays of bankruptcy proceedings, including as a result of attorney and other professional fees, creditors' claims, litigation and other challenges that may arise in connection therewith, (iii) the Company's ability to obtain and operate under debtor-in-possession financing, (iv) the Company's ability to consummate asset sales timely and on favorable terms or at all,  (v) availability, terms and deployment of capital, (vi) changes in the Company's business and investment strategy, (vii) availability of qualified personnel, (viii) changes in supply and demand dynamics within the commercial and residential subsegments of the real estate industry, (ix) the state of the general economy and the greater Los Angeles economy in which the Company's properties are located and (x) the other risks described in the Company's filings with the Securities and Exchange Commission.  Accordingly, there is no assurance that the Company's expectations will be realized.  Except as otherwise required by the federal securities laws, the Company disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Media Contact:                                                                                      Investors/Analysts:
Michael Bustamante                                                                                     Lasse Glassen
Corporate Communications                                                                         Investor Relations
213.291.2800 (office)                                                                                     213.486.6546